Condensed Consolidated Statements of Comprehensive Loss - USD ($) $ in Thousands	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Jun. 30, 2021	Jun. 30, 2020	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Net loss	$ (336)	$ (4,101)	$ (6,062)	$ (12,099)	$ (24,663)	$ (22,439)	$ (25,377)
Other comprehensive income (loss)
Foreign currency translation	16	(10)	50	(277)	120	141	(270)
Total comprehensive loss	$ (320)	$ (4,111)	$ (6,012)	$ (12,376)	$ (24,543)	$ (22,298)	$ (25,647)